Thornburg Limited Term
U.S. Government Fund
February 1, 2011

Class A: LTUSX	Class B: LTUBX	Class C: LTUCX	Class I: LTUIX
Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2011, are incorporated by reference into this Summary Prospectus.

Investment Goal
The primary goal of Government Fund is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about these and other discounts is available from your financial professional and in “Opening Your Account – Buying Fund Shares” on page 71 of the Prospectus.
Shareholder Fees
(fees paid directly from your investment)

	Class A	Class B*		Class C		Class I
Maximum Sales Charge (Load)	1.50%	none		none		none
Imposed on Purchases
(as a percentage of offering
price)

Maximum Deferred Sales	none(1)	5.00	%(2)	0.50	%(3)	none
Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B*	Class C		Class I
Management Fees	0.38%	0.38%	0.38%		0.38%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.50%		0.00%

Other Expenses	0.29%	0.73%	0.32%		0.21%

Total Annual Fund Operating Expenses	0.92%	2.11%	1.20	%(4)	0.59%

(1)	A 0.50% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.

(2)	Class B shares are subject to a contingent deferred sales charge (CDSC) if shares are redeemed within seven years of purchase. The CDSC decreases over time.

(3)	Imposed only on redemptions of Class C shares within 12 months of purchase.

(4)	Restated to reflect current fees.

*	The Fund no longer sells Class B shares. See “Buying and Selling Class B Shares” in the Prospectus for additional information.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$242	$439	$652	$1,264
Class B Shares	$714	$1,011	$1,334	$2,134**
Class C Shares	$176	$385	$664	$1,458
Class I Shares	$60	$189	$329	$738
You would pay the following expenses if you did not redeem your Class B or C shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$214	$661	$1,134	$2,134**
Class C Shares	$126	$385	$664	$1,458

**	Reflects the conversion to Class A Shares at the end of eight years.
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16.01% of the average value of its portfolio.
Principal Investment Strategies
Thornburg Investment Management, Inc. (“Thornburg”) actively manages the Fund’s investments in pursuing the Fund’s investment goals. While Thornburg follows domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt obligations, and other factors, the Fund’s investments are determined by individual security analysis. The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may dispose of any security before its scheduled maturity to enhance income or reduce loss, to change the portfolio’s average maturity, or to otherwise respond to market conditions.
Government Fund invests at least 80% of its assets in U.S. government Securities. For this purpose, “U.S. Government Securities” means:
Securities backed by the full faith and credit of the U.S. government, including direct obligations of the U.S. Treasury (such as U.S. Treasury Bonds) and obligations of U.S. government agencies and instrumentalities which are guaranteed by the U.S. Treasury (such as “Ginnie Mae” mortgage-backed certificates issued by the Government National Mortgage Association).
Securities issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, but which are not backed by the full faith and credit of the U.S. government. These securities include mortgage-backed certificates, collateralized mortgage obligations (“CMOs”), and debentures issued by “Freddie Mac” (Federal Home Loan Mortgage Corporation) and “Fannie Mae” (Federal National Mortgage Association).
U.S. Government Securities include for this purpose repurchase agreements secured by the securities described above, and participations having economic characteristics similar to those securities. “Participations” are undivided interests in pools of securities where the underlying credit support passes through to the participants.
Because the magnitude of changes in the value of interest-bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity or expected life normally less than five years. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund also attempts to reduce changes in share value through credit analysis, selection and diversification.
Principal Investment Risks
Although the Fund may acquire obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities and enterprises, neither the Fund’s net asset value nor its dividends are guaranteed by the U.S. government. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares and its dividends may fluctuate from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. If your sole objective is preservation of capital, then the Fund may not be suitable for you because the Fund’s share value will fluctuate as interest rates change. Investors whose sole objective is preservation of capital may wish to consider a high quality money market fund. The following is a summary of the principal risks of investing in the Fund.
Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.
Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value and dividends may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. This effect is also typically more pronounced for the Fund’s investment in mortgage-backed securities, the value of which may fluctuate more significantly in response to interest rate changes. When interest rates decrease, the Fund’s dividends may decline.
Prepayment Risk – Decreases in market interest rates may also result in prepayments of obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.

2 Thornburg Limited Term U.S. Government Fund • February 1,	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Credit Risk – Some securities owned by the Fund are not backed by the full faith and credit of the U.S. government and may be subject to default, delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund’s shares. In particular, obligations of U.S. government agencies, instrumentalities and government-sponsored enterprises (sometimes referred to as “agency obligations”) are not direct obligations of the United States, and may not be backed by the full faith and credit of the U.S. government. Although the U.S. government is required by law to provide credit support for some agency obligations, there is no assurance that the U.S. government would provide financial support for any such obligation on a default by the issuing agency, instrumentality or enterprise in the absence of a legal requirement to do so. As of the date of this Prospectus, securities of U.S. government agencies, instrumentalities and enterprises purchased by the Fund are rated “Aaa” by Moody’s Investors Services or “AAA” by Standard and Poor’s Corporation. Ratings agencies could change the ratings of these securities in the future.
Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. For example, a fall in worldwide demand for U.S. government securities or general economic decline could lower the value of those securities.
Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of the obligations promptly, or may only be able to sell obligations at less than desired prices.
Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears beginning on page 64 of the Prospectus.
Past Performance of the Fund
The following information provides some indication of the risks of investing in Government Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class B, Class C and Class I share performance to the Barclays Capital Intermediate Government Bond Index, a broad measure of market performance. The Index is a model portfolio of U.S. government obligations. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2010. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.
Annual Total Returns – Class A Shares
Highest quarterly results for time period shown: 5.22%
(quarter ended 9-30-02).
Lowest quarterly results for time period shown: -2.44%
(quarter ended 6-30-04).
The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and returns would be less if the charge was taken into account.
Average Annual Total Returns (periods ended 12-31-10)

Class A Shares	1 Year	5 Years	10 Years
Return Before Taxes	2.02%	4.55%	4.46%

Return After Taxes on Distributions	0.99%	3.39%	3.19%

Return After Taxes on Distributions	1.32%	3.22%	3.06%
and Sale of Fund Shares

Barclays Intermediate Government	4.98%	5.41%	5.11%
Bond Index (reflects no deduction for fees, expenses, or taxes)

			Since
			Inception
Class B Shares	1 Year	5 Years	(11-1-02)
Return Before Taxes	-2.71%	3.16%	2.48%

Barclays Intermediate Government	4.98%	5.41%	4.23%
Bond Index (reflects no deduction for fees, expenses, or taxes)

Class C Shares	1 Year	5 Years	10 Years
Return Before Taxes	2.72%	4.56%	4.31%

Barclays Intermediate Government	4.98%	5.41%	5.11%
Bond Index (reflects no deduction for fees, expenses, or taxes)

Class I Shares	1 Year	5 Years	10 Years
Return Before Taxes	3.85%	5.16%	4.93%

Barclays Intermediate Government	4.98%	5.41%	5.11%
Bond Index (reflects no deduction for fees, expenses, or taxes)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax. The after-tax returns shown relate only to Class A shares, and after-tax returns will vary for Class B, Class C and Class I shares because the returns of the classes are different.

Thornburg Limited Term U.S. Government Fund • February 1, 2011	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download 3

Management
Investment Advisor: Thornburg Investment Management, Inc.
Portfolio Manager: Jason Brady, CFA, a managing director of Thornburg Investment Management, Inc., has been with Thornburg since 2006 and has been the Fund’s portfolio manager since 2007.
Purchase and Sale of Fund Shares
Minimum Initial Purchase
Class A, B, and C Shares
$5,000 per Fund per account for individual investors.
$2,000 per Fund per account for individual retirement accounts.
$2,500 per Fund per account for financial intermediaries purchasing for accounts of others within a “wrap” asset allocation program, unless a different amount is specified by the wrap program’s provider.
Class I Shares
$2,500,000 per Fund per account for individual investors and qualified institutions (e.g., corporations, banks, insurance companies, trusts, endowments and foundations) purchasing for their own account.
$100,000 per Fund per account for financial intermediaries purchasing for accounts of others within a fee-based advisory program.
$2,500 per Fund per account for financial intermediaries purchasing for accounts of others within a “wrap” asset allocation program, unless a different amount is specified by the wrap program’s provider.
Minimum Subsequent Purchases
All Classes
$100 per Fund per account (unless purchasing through a financial intermediary that specifies a different minimum amount).
Redemptions
You can redeem some or all of your Fund shares at any time by mail (c/o the Fund’s Transfer Agent, Boston Financial Data Services, at P.O. Box 219017, Kansas City, Missouri 64121-9017), by telephone (1-800-847-0200), or through your financial intermediary.
Tax Information
Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 83 of the Prospectus.
Payments to Broker-Dealers and Other
Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TH2229

4 Thornburg Limited Term U.S. Government Fund • February 1, 2011	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download